BLACKROCK FOCUS GROWTH FUND, INC.

(the “Fund”)

Supplement dated December 9, 2019

to the Fund’s Summary Prospectuses, Prospectuses

and Statements of Additional Information (the “SAIs”)

Effective December 9, 2019, the Fund changed its name to BlackRock Large Cap Focus Growth Fund, Inc. Accordingly, effective immediately, references to the Fund’s name in the Fund’s Summary Prospectuses, Prospectuses and SAIs are changed to reflect the new Fund name.

Shareholders should retain this Supplement for future reference.

PR2-FG-1219SUP